Metropolitan West Mutual Funds
09/30/14 Defaulted Security List

Sec ID             05544UAA3
Port ID            MW20
Cusip              05544UAA3
Sec Type Code      025N
Sec Type Name      CMO 25 DAY DELAY
Sec Name - Long    BHN I MORTGAGE FUND, SERIES 1997-2, CLASS A1
Default Flag       Y
Default Date       2/1/2008

Sec ID             05544UAC9
Port ID            MW20
Cusip              05544UAC9
Sec Type Code      020N
Sec Type Name      CMO 0 DAY DELAY
Sec Name - Long    BHN I MORTGAGE FUND, SERIES 1997-2,CLASS A2
Default Flag       Y
Default Date       2/1/2008

Sec ID             10075GAJ2
Port ID            MW50
Cusip              10075GAJ2
Sec Type Code      132N
Sec Type Name      BANK LOAN
Sec Name -         Long BOSTON GENERATING, LLC, 1ST LIEN TERM LOAN
Default Flag       Y
Default Date       9/22/2011

Sec ID             10075GAJ2
Port ID            MW80
Cusip              10075GAJ2
Sec Type Code      132N
Sec Type Name      BANK LOAN
Sec Name - Long    BOSTON GENERATING, LLC, 1ST LIEN TERM LOAN
Default Flag       Y
Default Date       9/22/2011

Sec ID             29363DAB7
Port ID            MW50
Cusip              29363DAB7
Sec Type Code      132N
Sec Type Name      BANK LOAN
Sec Name - Long    ENTEGRA HOLDINGS, LLC
Default Flag       Y
Default Date       8/4/2014